EXHIBIT 10.35



THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE LAWS. THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS (IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE LAWS IS THEN AVAILABLE.

                            EXERCISABLE ON OR BEFORE

                  5:00 P.M., NEW YORK TIME, February ___, 2007

                                                                   50,000 SHARES

NO. JPK-1 WARRANTS

                                WARRANT AGREEMENT

          NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby certifies that JOHN P. KNEAFSEY is the registered holder (the "Holder") of warrants (the "Warrants"), subject to the terms set forth below, to purchase from the Company, 50,000 shares (the "Shares") of its Common Stock, par value $0.01 per share (the "Common Stock"), at an exercise price equal to $1.00 per Share (the "Exercise Price"). This Warrant is issued pursuant to a Stock Purchase Agreement between the Company and the Holder, dated as of February __, 2002 (the "Stock Purchase Agreement").

1.   Exercise.
     --------

     1.1 Timing of Exercise. The Holder may exercise this Warrant, in whole or in part, at any time commencing the date hereof and expiring at 5:00 p.m., New York time, on February ___, 2007 (the "Expiration Date"), at which time this Warrant, unless exercised prior thereto, shall thereafter be void, and all rights hereunder shall thereupon cease.

     1.2 Manner of Exercise. The Holder may exercise this Warrant by surrendering this Warrant, together with the Notice of Exercise in the form of Exhibit A hereto duly executed by the Holder, to the Company at its principal office (or such other office as may be designated by the Company to the Holder), accompanied by payment by wire transfer or certified check in an amount equal to the then Exercise Price multiplied by the number of Shares for which exercise is then requested.


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     1.3  Partial Exercise. This Warrant may be exercised for less than the full number of Shares at the time called for hereby, in which case the number of Shares receivable upon the exercise of this Warrant as a whole shall be proportionately reduced. Upon the exercise for less than the full number of Shares, the Company shall forthwith issue to the Holder a new Warrant
Certificate representing the right of the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

     1.4 Delivery of Stock Certificates Upon Exercise. As soon as practicable after the exercise of this Warrant, the Company, at its expense, shall cause to be issued in the name of and delivered to the Holder or such other person designated in the Notice of Exercise a certificate or certificates for the number of fully paid and non-assessable Shares to which the Holder or such other person is entitled upon such exercise. Any Shares as to which this Warrant is exercised shall be deemed issued on and as of the date of such exercise, and the Holder or such other person shall thereupon be deemed to be the owner of record of such Shares.

     1.5 Fractional Shares. The Company shall not issue fractions of Shares upon exercise of this Warrant or scrip in lieu thereof. If any fraction of a Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, then the number of Shares to be issued shall be rounded up or down to the nearest whole share.

2.   Anti-Dilution Adjustments.
     -------------------------

     2.1 Change in Capitalization. In case of any stock split, stock dividend or similar transaction which increases or decreases the number of outstanding Shares, appropriate adjustment shall be made by the Board of Directors of the Company to the number of Shares and the Exercise Price which may be purchased under this Warrant.

     2.2 Consolidation, Merger and Sale of Assets. (a) In the case of a merger, sale of assets or similar transaction which results in a replacement of the Company's shares of Common Stock with stock of another corporation, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, and the surviving entity is a publicly traded company, the Company agrees that a condition of such transaction will be that the Company or such successor or purchasing corporation, as the case may be, shall assume the obligations of the Company hereunder in writing. In the case of any such consolidation, merger or sale or conveyance, the Holder shall have the right until the Expiration Date upon payment of the Exercise Price in effect immediately prior to such action, to receive the kind and amount of Shares and other securities and/or property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale of conveyance had this Warrant been exercised immediately prior to such action, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2. The provisions of this Section 2.2 shall similarly apply to successive consolidations, mergers, sales or conveyances.

     (b) In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and the


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surviving entity is a non-publicly traded company, the Company agrees that a condition of such transaction will be that the Company shall mail to the Holder at the earliest applicable time (and, in any event not less than ten (10) days before any record date for determining the persons entitled to receive the consideration payable in such transaction) written notice of such record date. Such notice shall also set forth facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price of and the kind and amount of Shares or other securities and property deliverable upon exercise of this Warrant.

     2.3 Exchanges and Distributions With Respect to Common Stock. If the Company shall exchange for its Common Stock or distribute with respect to its Common Stock other securities issued by it, the Company shall give notice thereof to the Holder, and the Holder shall have the right thereafter (until the Expiration Date) to exercise this Warrant for the kind and amount of shares of stock and other securities retained or received by a holder of the number of shares of Common Stock of the Company into which this Warrant might have been exercised immediately prior to such exchange or distribution, subject to adjustment as provided in Section 2.

     2.4 Minimum Adjustment. No adjustment shall be made in the Exercise Price unless the adjustment would require an increase or decrease of at least $.05; provided, however, that any adjustment which by reason of this Section is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to nearest cent.

     2.5 Officer's Certificate. Whenever the Exercise Price or the number of Shares subject to this Warrant is adjusted, the Company shall promptly mail to the Holder a notice of adjustment, which notice shall include a brief statement of the facts requiring the adjustment and the manner of computing it and shall be certified by the Chief Financial Officer of the Company. The determination of the adjustment shall be made by the Company, in its sole discretion, and shall be final and binding upon the Holder.

     2.6 New Certificate. This Warrant provides that upon the occurrence of certain events the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company shall, at the request of the Holder, issue a new Warrant evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrant; provided, however, that the failure of the Company to issue such new Warrant shall not in any way change, alter or otherwise impair, the rights of the Holder as set forth in this Warrant.

3.   Transfer Restrictions.
     ---------------------

     3.1 Transfer. A Holder, including the initial Holder or any subsequent Holder, may transfer this Warrant only to (i) any entity controlled by, controlling or under common control of the Holder, or (ii) any member of the immediately family (which shall be deemed to include a spouse, parent or child) of an individual Holder or trust for the benefit of any such individual. Prior to any such transfer, the Holder must deliver the Assignment Form in the form of


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Exhibit B hereto and provide information to the Company, in writing, regarding the proposed transferee sufficient for the Company to determine the eligibility of such transferee under this Section 3.1.

     3.2 Securities Laws. The Holder, by accepting delivery of the same, hereby:

          (a) acknowledges that any shares of Common Stock issued pursuant to the exercise of this Warrant may not be registered under the Securities Act, at the time issued, subject to Section 4 hereof;

          (b) agrees that, if upon the exercise of this Warrant the Shares purchased upon such exercise are not then subject to an effective registration statement under the Securities Act, it shall make the customary representations and warranties as may be requested by counsel to the Company in order for the Company to properly rely upon Section 4(2) of the Securities Act regarding exemption from registration thereunder, and, in connection with such exemption, that any certificates representing shares of Common Stock issued pursuant to the exercise of this Warrant would reflect an appropriate legend regarding restrictions upon transferability; and

          (c) agree to indemnify the Company, and hold it harmless from and against, any and all losses, expenses (including attorneys' fee), costs and damages arising form or relating to any violation of applicable state securities or "blue sky" laws in connection with the issuance, sale, delivery or exercise of this Warrant and the issuance, sale and delivery of shares of Common Stock upon any exercise of this Warrant.

4. Registration Under the Securities Act of 1933. Pursuant to the terms of the Stock Purchase Agreement, the Holder shall have certain rights to registration of the shares of Common Stock underylying the Warrants.

5.   Nature of the Shares.
     --------------------

     5.1 Fully Paid. The Company covenants and agrees that any shares of Common Stock issued hereunder will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

     5.2 Reservation. The Company shall at all times reserve and keep available out of its authorized but unissued capital stock, solely for the issuance and delivery upon the exercise of this Warrant, such number of its duly authorized Common Stock or other securities as from time to time shall be issuable upon the exercise of this Warrant.

6.   Rights of Holder.
     ----------------

     6.1 Not Stockholder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company.

     6.2 Registered Holders. The Company may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof,


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and of any distribution to the Holder, and for all other purposes, and the
Company shall not be affected by any notice to the contrary.

7.   Exchange and Replacement of Warrant Certificates.
     ------------------------------------------------

     7.1 Exchange. This Warrant is exchangeable without expense, upon the surrender thereof by the Holder at the principal executive office of the Company, for a new Warrant of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     7.2 Replacement. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu thereof.

8.   Miscellaneous.
     -------------

     8.1 Entire Agreement: Modification. This Warrant contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought. The Company shall not amend any other Warrant issued as part of the Series to make terms thereunder more favorable to the holder thereof without offering the same amended terms to the Holder hereof.

     8.2 Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or nonenforceability shall not affect any other provision of this Agreement.

     8.3 Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of the terms hereof.

     8.4 Sending of Notices. All notices and other communications with respect to this Warrant shall be in writing and sent by express mail or courier service or by personal delivery, if to the Holder, to the address set forth at the end of this Warrant, and if to the Company, to One Passaic Avenue, Fairfield, New Jersey 07004, Attn: Chief Financial Officer, or to such other address as either party hereto may duly give to the other.

     8.5 Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to conflict of law principles. Any action, proceeding or claim arising out of, or relating in any way to, this Warrant shall be brought and enforced in the federal or state courts of the State of New York and each party hereby irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each party hereby irrevocably waives any objection to such exclusive jurisdiction or inconvenient forum.

          IN WITNESS WHEREOF, the Company has caused this Placement Agent Warrant Certificate to be duly executed.


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Dated as of February ____, 2002          NUWAVE TECHNOLOGIES, INC.


                                         By:
                                            ------------------------------------
                                         Name:  Gerald Zarin
                                         Title: President and CEO

Agreed to:

..


--------------------------------------
          John P. Kneafsey


--------------------------------------

--------------------------------------
          Address


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          Tax Identification No.


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                                    EXHIBIT A
                                    ---------
                               NOTICE OF EXERCISE
                               -------------------


     (To be executed by the Holder when desiring to exercise the right to purchase Shares pursuant to the Warrant.)

     The undersigned Holder of this Warrant hereby:

          (a) Irrevocably elects to exercise the Warrant to the extent of purchasing ______ Shares;

          (b) Makes payment in full of the aggregate Exercise Price for those Shares in the amount of $________ by wire transfer or the delivery of certified funds in the amount of $________;

          (c) Requests that a certificate for such Shares be issued in the name of the undersigned, or, if the name and address of some other person is specified below, in the name of such other person:


               -------------------------------------------------

               -------------------------------------------------

               -------------------------------------------------

               -------------------------------------------------
               (Name, address and tax identification number of person other than the undersigned in whose name
               Shares are to be registered.)

          (d) Requests, if the number of Shares purchased are not all the Shares purchasable pursuant to the unexercised portion of the Warrant, that a new Warrant of like tenor for the remaining Shares purchasable pursuant to the Warrant be issued and delivered to the undersigned at the address stated below.

Dated:
       -------------------------------   ---------------------------------------
                                         Signature
                                         (This Signature must conform in all
                                         respects to name of the Holder as
                                         specified on the face of the Warrant.)


--------------------------------------   ---------------------------------------
Social Security Number                   Printed Name
or Employee ID Number

                                         Address:
                                                 -------------------------------

                                         ---------------------------------------
Warrant No.: ##


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                                    EXHIBIT B
                                    ---------
                                 ASSIGNMENT FORM
                                 ---------------


         FOR VALUE RECEIVED, the undersigned,

_________________________________, hereby sells, assigns and transfers unto:

Name:
     ------------------------------------------------------------------
                  (Please type or print in block letters)

Address:
        ---------------------------------------------------------------

        ---------------------------------------------------------------

the right to purchase ____________ shares (the "Shares") of NUWAVE Technologies, Inc. (the "Company") pursuant to the terms and conditions of the Warrant held by the undersigned. The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee at the above address a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Shares remaining pursuant to the undersigned's Warrant after the assignment contemplated herein, to issue and deliver to the undersigned at the address stated below a new Warrant evidencing the right to purchase the number of Shares remaining after issuance and delivery of the Warrant to the above-named assignee. Except for the number of Shares purchasable, the new Warrant to be issued and delivered by the Company is to contain the same terms and conditions as the undersigned's Warrant. This Assignment is subject to receipt by the Company of such investment representations by assignee, as may be reasonably required under the Securities Act of 1933, as amended, and Section 3.1 of the Warrant. To complete the assignment contemplated by this Assignment Form, the undersigned hereby irrevocably constitutes and appoints _____________________________ as the undersigned's attorney-in-fact to transfer the Warrant and the rights thereunder on the books of the Company with full power of substitution for these purposes.

Dated:
       -------------------------------   ---------------------------------------
                                         Signature
                                         (This Signature must conform in all
                                         respects to name of the Holder as
                                         specified on the face of the Warrant.)


--------------------------------------   ---------------------------------------
Social Security Number                   Printed Name
or Employee ID Number of Transferee

                                         Address:
                                                 -------------------------------

                                         ---------------------------------------

Warrant No.: ##